UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Ark Restaurants Corp.

(Name of Registrant as Specified In Its Charter)

Same

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ARK RESTAURANTS CORP.

85 Fifth Avenue
New York, New York 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 22, 2010

To Shareholders of
ARK RESTAURANTS CORP.

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on March 22, 2010 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York, for the following purposes:

(1)	To elect a board of nine directors;

(2)	To approve the Ark Restaurants Corp. 2010 Stock Option Plan;

(3)	To ratify the appointment of J.H. Cohn LLP (“Cohn”) as independent auditors for the 2010 fiscal year; and

(4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on February 10, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

          YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

By Order of the Board of Directors,

Michael P. Buck
Secretary and General Counsel

New York, New York
February 17, 2010

ARK RESTAURANTS CORP.

PROXY STATEMENT

ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of Ark Restaurants Corp., a New York corporation (“Ark” or the “Company”) to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on March 22, 2010 and at any adjournment or adjournments thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the annual meeting. This proxy statement and proxy are being first mailed to shareholders on or about February 17, 2010.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and the “Company” refer to Ark Restaurants Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the shareholders of our Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 22, 2010.

This Proxy Statement, the form of proxy and the Company’s Annual Report are available at www.cstproxy.com/arkrestaurants/2010.

Who may attend the annual meeting?

All shareholders of record at the close of business on February 10, 2010 (the “Record Date”), or their duly appointed proxies, and our invited guests may attend the Meeting.

Who may vote?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of your common stock is entitled to one vote on each of the proposals scheduled for vote at the Meeting. As of the Record Date, there were 3,489,845 shares of common stock outstanding and entitled to vote at the Meeting.

What will I be voting on?

You will be voting on the following:

•	The election of nine (9) directors for a term to expire at the next annual meeting of shareholders;

•	Approval of the Ark Restaurants Corp. 2010 Stock Option Plan; and

•	The ratification of the selection of J.H. Cohn LLP (“Cohn”) as our independent registered public accounting firm for fiscal 2010.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board; “FOR” approval of the Ark Restaurants Corp. 2010 Stock Option Plan; and “FOR” ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2010.

How do I vote?

          Return Your Proxy Card By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

          Vote at the Meeting: You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the meeting.

Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

•	signing another proxy card with a later date and returning it to us prior to the Meeting;

•	giving written notice of revocation to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003; or

•	attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

Will my shares be voted if I do not provide my proxy?

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Under the rules of various national and regional securities exchanges, brokers may generally vote on certain, limited “routine” matters, but cannot vote on non-routine matters, such as the non-contested election of directors or an amendment to the Articles of Incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “What vote is required to approve each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum. Shares of common stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

What vote is required to approve each proposal?

In accordance with our bylaws, the nominees for director receiving the highest number of votes cast in person or by proxy at the Meeting (also referred to as a plurality of the votes cast) will be elected. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. Other proposals are determined by a majority of votes cast in person or by proxy. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Therefore, a broker non-vote has no effect on the proposals provided herein to be voted on at the Meeting.

Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions will not be included in vote totals and will not affect the outcome of the voting for any of the proposals.

Our directors, director-nominees and executive officers own, directly or indirectly, approximately 42% of the voting power entitled to be cast at the Meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the Meeting. Shareholders are not entitled to dissenter’s rights of appraisal with respect to any of the proposals.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What are the deadlines for stockholder proposals for next year’s Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by not later than October 20, 2010. All proposals and notifications should be addressed to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K filed within four (4) business days after the meeting.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) available on our website in the About Ark - SEC Filings section, as soon as reasonably practicable after electronically filing such material with the United States Securities and Exchange Commission (“SEC”).

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. Our current corporate governance principles, including the Code of Ethics and the charters of each of the Audit Committee and Nominating and Governance Committee are all available under About Ark – Investors --Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce R. Lewin, Marcia Allen, Steven Shulman, Arthur Stainman and Stephen Novick. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

Board and Committee Meeting Attendance

During the past fiscal year, the Board held five meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors meet at least twice per year without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

Compensation Committee

Ms. Allen (Chairperson) and Messrs. Shulman and Stainman currently serve as members of the Compensation Committee of the Board. The Compensation Committee (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our cash-based and equity-based compensation plans; and (iii) implements, administers, operates and interprets our equity-based and similar compensation plans to the extent provided under the terms of such plans. The Compensation Committee has the authority to make decisions respecting CEO and executive officer compensation matters, including employment and severance contracts, salary, compensation awards and bonuses, among other things, and has the right to retain and terminate compensation consultants, legal counsel and other advisors to assist the committee with its functions. The Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers (with respect to compensation determinations for non-executive officers), as well as delegate authority to the Company’s CEO to approve options to employees (who are not directors or executive officers) of the Company or of any subsidiary of the Company, subject to certain quantity, time and price limitations.

The Board of Directors adopted a written charter under which the Compensation Committee operates. A complete copy of the Compensation Committee Charter is attached as Attachment B to this Proxy Statement and is incorporated by reference herein.

The Compensation Committee held three meetings in 2009.

Audit Committee

Messrs. Lewin (Chairperson) and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Exchange Act. The Board of Directors has also designated Ms. Allen as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held five meetings during 2009.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson), Stainman and Lewin currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal One, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•	Judgment

•	Skill

•	Diversity

•	Experience with businesses and other organizations of comparable size

•	The interplay of the candidate’s experience with the experience of other Board members

•	The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

The Nominating and Corporate Governance Committee held one meeting in 2009.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of the Company, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, Attn: Corporate Secretary. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board. The Board of Directors has fixed the number of directors at nine. The term of office of each director is one year, commencing at this annual meeting and ending at the annual meeting of shareholders to be held in 2011. Each director elected will continue in office until he resigns or until a successor has been elected and qualified. Stockholders cannot vote or submit proxies for a greater number of persons than the nine nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

The following is a brief account of the business experience during the past five years of each of the Company’s directors and executive officers, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment were carried on.

Name	Age	Principal Occupation and Position with the Company	Director Since

Michael Weinstein	66	Chairman of the Board and Chief Executive Officer of the Company	1983
Robert Towers	62	President, Chief Operating Officer and Treasurer of the Company	1987
Vincent Pascal	66	Senior Vice President of the Company	1985
Paul Gordon	58	Senior Vice President of the Company	1996
Marcia Allen	59	Chief Executive Officer, Allen & Associates	2003
Bruce R. Lewin	62	Chairman and President, Continental Hosts, Ltd.	2000
Steven Shulman	68	Managing Director, Hampton Group Inc.	2003
Arthur Stainman	67	Senior Managing Director, First Manhattan Co.	2004
Stephen Novick	69	Senior Advisor, Andrea and Charles Bronfman Philanthropies	2005

Biographical Information

          Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also the President of each of our subsidiaries. During the past five years, Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operated a restaurant in New York City until January 31, 2002. Mr. Weinstein is also a director and 25% shareholder of RSWB Corp. and BSWR Corp. (since April 1998) each of which operates a restaurant in New York City. Mr. Weinstein is also the owner of 24% of the membership interests of each of Dockeast, LLC and Dockwest, LLC, each of which operates a restaurant in New York City. Easy Diners, Inc., RSWB Corp., Dockeast, LLC, Dockwest, LLC and BSWR Corp. are not subsidiaries or affiliates of the Company. Mr. Weinstein spends substantially all of his business time on Company-related matters.

          Robert Towers has been employed by us since November 1983 and was elected Vice President, Treasurer and a director in March 1987. Mr. Towers became Executive Vice President and Chief Operating Officer in April 2001 and was promoted to President in September 2007. Mr. Towers is also the Executive Vice President, Treasurer and Secretary of each of our subsidiaries.

          Vincent Pascal has been employed by us since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became a Senior Vice President in 2001.

          Paul Gordon has been employed by us since 1983 and was elected as a director in November 1996 and a Senior Vice President in April 2001. Mr. Gordon is the manager of our Las Vegas operations, and is a Senior Vice President of each of the Company’s Las Vegas, Nevada subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company’s operations in Washington, D.C. commencing in 1989.

          Marcia Allen was elected a director of the Company in 2003. For the past five years, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Also, from December 2001 to August 2002 Ms. Allen served as President and a member of the board of directors of Accesspoint Inc.

          Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin has been the President and a director of Continental Hosts, Ltd since August 2001. He is also a founder of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner and President of Bruce R. Lewin Fine Art since 1985.

          Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group, a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies.

          Arthur Stainman was elected a director of the Company in 2004. Mr. Stainman is a senior managing director of First Manhattan Co. of New York City, a money management firm, and has over twenty years experience managing money for high net worth individuals. Mr. Stainman is a Trustee of Rider University and sits on the board of several New York based non-profits.

          Stephen Novick was elected a director of the Company in 2005. Mr. Novick serves as Senior Advisor for the Andrea and Charles Bronfman Philanthropies, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. He also serves as a member of the Board of Directors of Toll Brothers, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED
NOMINEE.

EXECUTIVE OFFICER

The executive officer is the officer who is not a member of our Board, however is an executive officer of the Company pursuant to Section 16 of the Exchange Act.

Robert Stewart, age 53, has been employed by us since June 2002 and was elected Chief Financial Officer effective as of June 24, 2002. For the three years prior to joining us, Mr. Stewart was a Chief Financial Officer and Executive Vice President at Fortis Capital Holdings. For eleven years prior thereto, Mr. Stewart held senior financial and audit positions in Skandinaviska Enskilda Banken in their New York, London and Stockholm offices.

PROPOSAL 2: APPROVAL OF 2010 STOCK OPTION PLAN

Our 2004 Stock Option Plan, which expires in January 2014 (the “2004 Plan”), has 400 shares remaining for issuance. Additional information regarding securities issued and authorized under our 2004 Stock Option Plan at October 3, 2009, which is contained in the Company’s Form 10-K, filed with the Commission on January 4, 2010. We wish to be able to issue additional options to attract and retain qualified employees. Accordingly, the Board adopted the 2010 Stock Option Plan (the “2010 Plan”) effective January 22, 2010, subject to approval by our stockholders, pursuant to which we may issue options to acquire up to 500,000 shares of our common stock. The current market value of such common stock is $13.65 per share, as of January 26, 2010. The 2010 Plan is intended to encourage stock ownership by our directors, officers, and employees and our subsidiaries and thereby enhance their proprietary interest in the Company. The Company intends to file a Registration Statement on Form S-8 prior to the Meeting to register the options and underlying common stock issuable under the 2010 Plan.

The Board has voted to terminate the 2004 Plan if our shareholders approve the adoption of the 2010 Plan. The effect of terminating the 2004 Plan and approving the 2010 Plan is as follows: (i) we will have the authority to issue options to purchase 500,000 of Common Stock and (ii) all options previously issued under the 2004 Plan will remain outstanding in accordance with their terms.

A summary of the signification provisions of the 2010 Plan is set forth below. A complete copy of the 2010 Plan is attached as Attachment A to this Proxy Statement and is incorporated by reference herein, and the following summary is qualified in its entirely by reference to the complete 2010 Plan.

Purpose

The purpose of the 2010 Plan is to advance our interests and our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.

Term of Plan

The 2010 Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of stock available for issuance under the 2010 Plan have been issued and all restrictions on such shares under the terms of the 2010 Plan and the agreements evidencing options granted under the 2010 Plan have lapsed. However, all options shall be granted, if at all, within ten (10) years from the earlier of the date the 2010 Plan is adopted by the Board or the date the 2010 Plan is duly approved by our stockholders.

Administration by the Compensation Committee of the Board

The 2010 Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the power to:

          •     determine the persons to whom, and the time or times at which, options shall be granted and the number of shares of stock to be subject to each option;

          •     designate options as Incentive Stock Options or Nonstatutory Stock Options;

          •     determine the fair market value of shares of stock or other property;

          •     determine the terms, conditions and restrictions applicable to each option (which need not be identical) and any shares acquired upon the exercise thereof;

          •     approve one or more forms of option agreement;

          •     amend, modify, extend, cancel or renew any option or to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof;

          •      accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an optionee’s termination of service with us;

          •     prescribe, amend or rescind rules, guidelines and policies relating to the 2010 Plan, or to adopt supplements to, or alternative versions of, the 2010 Plan; and

          •     correct any defect, supply any omission or reconcile any inconsistency in the 2010 Plan or any option agreement and to make all other determinations and take such other actions with respect to the 2010 Plan or any option as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2010 Plan or applicable law.

Maximum Number of Shares Issuable

The maximum aggregate number of shares of stock that may be issued under the 2010 Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of stock or any combination thereof.

Persons Eligible for Options

Options may be granted only to our employees and directors and those of our subsidiaries. The Company and its subsidiaries employ approximately 1856 persons and there are five independent directors eligible to participate in the 2010 Plan. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee shall be deemed granted effective on the date such person commences service.

Fair Market Value Limitation

To the extent that options designated as Incentive Stock Options become exercisable by an optionee for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.

Terms and Conditions of Options

Options shall be evidenced by option agreements specifying the number of shares of stock covered thereby, in such form as the Board shall from time to time establish. No option or purported option shall be a valid and binding obligation of the Company unless evidenced by a fully executed option agreement. The exercise price for each option shall be established in the discretion of the Board; provided, however, that:

          •     the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option; and

          •     the exercise price per share for a Nonstatutory Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option.

Exercisability and Term of Options

Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the option agreement evidencing such option; provided, however, that:

          •     no option shall be exercisable after the expiration of six (6) years after the effective date of grant of such option; and

          •     no Option granted to a prospective employee or prospective director may become exercisable prior to the date on which such person commences service with us.

Transferability of Options

During the lifetime of the optionee, an option shall be exercisable only by the optionee or the optionee’s guardian or legal representative. No option shall be assignable or transferable by the optionee, except by will or by the laws of descent and distribution.

Termination or Amendment of Plan

The Board may terminate or amend the 2010 Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of our stockholders, there shall be (a) no increase in the maximum aggregate number of shares of stock that may be issued under the 2010 Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2010 Plan that would require approval of our stockholders under any applicable law, regulation or rule.

Stockholder Approval

The 2010 Plan must be approved by our stockholders within twelve (12) months of the date of adoption thereof by the Board.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2010 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder (the “Code”) and the satisfaction of our tax reporting obligations.

          Nonstatutory Stock Options

          Generally, there is no taxation upon the grant of a Nonstatutory Stock Option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

          Incentive Stock Options

          The 2010 Plan provides for the grant of stock options that qualify as Incentive Stock Options as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. If the optionee holds a share received on exercise of an Incentive Stock Option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired on exercise of an Incentive Stock Option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the Incentive Stock Option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

          For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an Incentive Stock Option exceeds the exercise price of that option generally will be an adjustment included in the optionee alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an Incentive Stock Option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

          We are not allowed an income tax deduction with respect to the grant or exercise of an Incentive Stock Option or the disposition of a share acquired on exercise of an Incentive Stock Option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

New Plan Benefits

We have not approved any awards that are conditioned on stockholder approval of the 2010 Plan. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2010 Plan. If the 2010 Plan had been in existence in fiscal 2009, we expect that our award grants for fiscal 2009 would not have been substantially different from those actually made in that year under the Prior Plans.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required to approve the 2010 Plan pursuant to the following resolution:

          “RESOLVED, that the Company’s 2010 Stock Option Plan be approved in the form annexed as Attachment A to the Company’s Proxy Statement dated February 17, 2010.”

Our Board of Directors believes that approval of Proposal No. 2 is in our best interests and the best interests of our stockholders for the reasons stated above. All members of our Board of Directors and all of the company’s executive officers are eligible to receive awards under our 2010 Plan and thus have a personal interest in the approval of Proposal No. 2.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2010 PLAN.

          PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Cohn, an independent registered public accounting firm, to audit our financial statements for the 2010 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below.

Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and presents the selection of the independent registered public accounting firm to the shareholders for ratification. If the selection of Cohn is not ratified by shareholders, the Board of Directors will take that into consideration but does not intend to engage another firm. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF
J.H. COHN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed` with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 31, 2009. A copy of that report is set forth below.

December 31, 2009

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, J.H. Cohn LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended October 3, 2009.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended October 3, 2009:

          •     Reviewed and discussed the audited financial statements with management and the external auditors.

          •     Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark’s Annual Report on Form 10-K for the fiscal year ended October 3, 2009, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee

Bruce R. Lewin, Arthur Stainman and Marcia Allen

AUDIT FEES AND SERVICES

During fiscal 2008 and 2009, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended September 27, 2008 and October 3, 2009, and fees for other services rendered by Cohn during those periods.

	2009	2008

Audit Fees	$301,051	$311,968

Audit Related Fees	—	10,305

Tax Fees	65,800	129,200

All Other Fees	—	—

Total	366,851	$451,473

          Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated annual financial statements and the quarterly reviews of financial statements included in our Forms 10-Q.

          Audit Related Fees. Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, business acquisitions, and assessment of risk management controls in connection with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

          Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

          All Other Fees: The aggregate fees, including expenses, billed for all other services, not described above, rendered to the Company by Cohn during fiscal year 2009 was $0.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2008 and 2009 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor, as follows: on an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, and the Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All audit-related fees, tax fees and all other fees were approved by the Audit Committee. The projects and categories of service are as follows:

          Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements and the quarterly reviews of financial statements included in our Forms 10-Q.

          Audit Related Services—Audit related services include fees for SEC registration statement services, benefit plan audits, consultation on accounting standards or transactions, statutory audits, and business acquisitions.

          Tax—Tax services include fees for tax compliance, tax advice and tax planning.

          All Other – fees for all other services provided by Cohn.

EXECUTIVE COMPENSATION

The following table shows information concerning all compensation paid for services to the Company in all capacities during the fiscal years ended September 27, 2008 and October 3, 2009, as to the Chief Executive Officer (its “principal executive officer” or “PEO”), each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the last two fiscal years (the “Named Executive Officers or “NEO”), and up to two additional individuals that would otherwise be disclosed but for the fact that not serving as an executive officer of the Company at the end of the last completed fiscal year whose total annual salary and bonus exceeded $100,000:

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Award(s) ($)	Total ($)

Michael Weinstein	2009	890,825	0	95,310	986,135
Chief Executive Officer	2008	866,015	100,000	0	996,015

Vincent Pascal	2009	392,200	0	68,835	461,035
Senior Vice President	2008	381,120	30,000	0	411,120

Robert Towers	2009	392,200	0	68,835	461,035
President, Chief Operating	2008	381,120	105,000	0	486,120
Officer and Treasurer

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the CEO and NEOs as of October 3, 2009.

	Option Awards
(a)	(b)		(c)		(e)	(f)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Michael Weinstein	12,500		0		29.60	12/21/14
Chief Executive Officer	12,500		12,500	(1)	32.15	12/18/16
	27,000	(2)	0		12.04	05/06/19
Vincent Pascal	17,500		0		29.60	12/21/14
Senior Vice President	5,000		5,000	(1)	32.15	12/18/16
	19,500	(2)	0		12.04	05/06/19
Robert Towers	17,500		0		29.60	12/21/14
President, Chief Operating	5,000		5,000	(1)	32.15	12/18/16
Officer and Treasurer	19,500	(2)	0		12.04	05/06/19

1.	Each of these options shall vest as follows: (i) 50% on December 19, 2009, and (ii) 50% on December 19, 2010.

2.	Each of these options shall vest as follows: (i) 50% on May 7, 2010, and (ii) 50% on May 7, 2011.

DIRECTOR COMPENSATION

The Company uses cash compensation and equity-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of directors.

Compensation Paid to Directors in 2009

In fiscal 2009 the Company paid a fee of $23,625 to each director who was not an officer of the Company. Directors who are also full-time employees of the Company did not receive any director fees. In addition, the independent director who serves as chairman of the Audit Committee of the Board receives an annual retainer fee of $15,000. The independent directors who serve on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, receive $1,050 for each meeting that they attended. Each member of the Board receives an additional $1,050 for each Board meeting that they attended in excess of one per quarter, plus an additional $500 if such additional Board meeting attended exceeds four hours. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Company’s non-employee directors from the Company for the year ended October 3, 2009.

Name	Fees Earned or Paid in Cash	Option Awards ($)	Total

Bruce R. Lewin	61,801	12,355	74,156
Steven Shulman	36,486	12,355	48,841
Marcia Allen	43,836	12,355	56,191
Arthur Stainman	44,886	12,355	57,241
Stephen Novick	38,586	12,355	50,941

1.

Each director has 2,500 currently exercisable and 2,500 unexercisable options at an exercise price of $32.15. In addition each director has 3,500 currently unexercisable options at an exercise price of $12.04.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 22, 2010, with respect to the beneficial ownership of shares of our common stock owned by:

•	Each of our directors, our CEO and the other NEOs;

•	All directors and executive officers as a group; and

•	Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 22, 2010, our outstanding equity securities consisted of 3,489,845 shares of common stock. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under Securities and Exchange Commission (the “SEC”) rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 22, 2010. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 22, 2010 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class

Michael Weinstein	1,095,270	(2)	31.38%
85 Fifth Avenue
New York, New York 10003

Bruce R. Lewin	287,931	(3)(6)	8.25%
1329A North Avenue
New Rochelle, New York 10804

Vincent Pascal	59,608	(4)	1.71%
85 Fifth Avenue
New York, New York 10003

Robert Towers	34,800	(4)(5)	Less than 1%
85 Fifth Avenue
New York, New York 10003

Steven Shulman	13,050	(6)	Less than 1%
P.O. Box 52
Rye Beach, NH 03871

Marcia Allen	3,750	(6)	Less than 1%
1112 Montana Avenue, #284
Santa Monica, CA 90403

Loeb Partners Corporation	176,790	(7)	5.07%
61 Broadway
New York, New York 10006

Paul Gordon	31,500	(4)	Less than 1%
85 Fifth Avenue
New York, New York 10003

Robert Stewart	26,800	(4)	Less than 1%
85 Fifth Avenue
New York, New York 10003

Arthur Stainman	56,400	(6)(8)	1.62%
320 East 72nd Street
New York, New York 10021

FMR LLC	180,000	(9)	5.16%
82 Devonshire Street
Boston, MA 02109

Stephen Novick	3,750	(6)	Less than 1%
110 East 59th Street
New York, New York 10022

Irving Hershkowitz	246,642	(10)	7.07%
c/o Big Geyser, Inc.
57-65 48th Street
Maspeth, NY 11378

Royce & Associates, LLC	181,132	(11)	5.19%
1414 Avenue of the Americas
New York, NY 10019

All directors and officers as a group (ten persons)	1,612,859	(12)	46.22%

(1)

Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2)

Includes 15,371 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, an aggregate of 2,400 shares owned by Mr. Weinstein’s minor children and 31,250 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(3)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(4)	Includes 25,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(5)	Includes 900 shares owned by Mr. Tower’s spouse in his IRA.

(6)	Includes 3,750 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(7)

Based upon information set forth in Schedule 13D/A filed by Loeb Partners Corporation (“LPC”) with the SEC on or about November 11, 2008. Loeb Arbitrage Management LLC (“LAM”) is the general partner of Loeb Arbitrage Fund (“LAF”). LAM is the investment manager of Loeb Arbitrage B Fund LP (“LAFB”). The President and Chief Operating Officer of the general partner is Robert E. Enslein, Jr. The other officers of LAM are Thomas L. Kempner, Chairman of the Board, Gideon J. King, Chief Executive Officer, Michael S. Emanuel, Senior Vice President and Secretary and David S. Hampson, Chief Financial Officer. Thomas L. Kempner is the President, Chief Executive Officer and a director of LPC. Loeb Holding Corporation (“LHC”) is the sole stockholder of LAM and LPC. Thomas L. Kempner is its President and a director as well as its Chief Executive Officer and majority stockholder and Bruce L. Lev, Norman N. Mintz and Peter A. Tcherepnine are also directors of LHC. Loeb Offshore Management, LLC (“LOM”), a wholly-owned subsidiary of LHC, is the investment adviser of Loeb Offshore Fund, Ltd., (“LOF”) and Loeb Offshore B Fund Ltd. (“LOFB”). Gideon J. King and Thomas L. Kempner are Directors of LOF and LOFB and Managers of LOM. LAM is general partner of Loeb Marathon Fund (“LMF”) and investment adviser of Loeb Marathon Offshore Fund Ltd. (“LMOF”). As of November 11, 2008, LAF beneficially owned 59,378 shares, LPC beneficially owned 36,870 shares (including shares purchased for the accounts of customers of LPC as to which LPC has investment discretion), LOF beneficially owned 14,534 shares, LMF beneficially owned 21,573 shares, LMOF beneficially owned 14,486 shares, LAFB beneficially owned 21,727 shares, and LOFB beneficially owned 8,222 shares. The above-referenced shareholders may, therefore, be deemed the beneficial owner of 176,790 shares, or 5.07% of the Company’s outstanding Common Stock.

(8)

Includes 26,150 shares owned by Mr. Stainman’s spouse and 8,400 shares held by investment advisory clients of First Manhattan Co. (“FMC”), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(9)

Based upon information set forth on Schedule 13G filed by FMR LLC (“FMR”) with the SEC on or about February 17, 2009. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 180,000 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 180,000 shares of our common stock. Edward C. Johnson 3d and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 180,000 shares owned by the funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(10)	Based upon information set forth in Schedule 13G/A filed by Irving Hershkowitz with the SEC on or about January 27, 2009.

(11)	Based upon information set forth in Schedule 13G/A filed by Royce & Associates, LLC with the SEC on or about January 22, 2010.

(12)	Includes 150,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ Global Market. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2009.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following section sets forth certain required information regarding transactions or proposed transactions between the Company and certain related persons for the last two completed fiscal years.

The Company made loans to Robert Towers, President, Chief Operating Officer, and Treasurer of the Company. During fiscal 2009, the largest amount of indebtedness outstanding at any one time with respect to these loans to Mr. Towers was $113,000. At January 22, 2010, Mr. Towers was indebted to the Company in the amount of $28,683 with respect to the loans made to him in connection with the exercise of stock options and $37,095 with respect to certain other executive loans. The loans made to him in connection with the exercise of stock options are repayable on demand and bear interest at prime plus one-half percent. The other executive loans are payable on demand and bear interest at the minimum statutory rate.

During fiscal 2009 the Company made advances against salary to Michael Weinstein, its PEO, totaling approximately $298,000 (of which approximately $252,000 remained outstanding at October 3, 2009). In addition, the Company also loaned $160,000 to the PEO’s former wife. In the latter part of November 2009, the Company reviewed these matters with its auditors and informed members of its Compensation and Audit Committees and outside counsel and concluded that the advances and loan may be deemed extensions of credit and violative of the Sarbanes-Oxley Act. The PEO immediately repaid the remaining balance on the advances with interest at 6%. The loan to his former wife was repaid in October before the review had begun.

Other than as noted above, none of the directors, executive officers or any member of the immediate family of any director or executive officer are indebted to us.

For information on the compensation received by our directors and executive officers of the Company during the 2009 fiscal year, and the beneficial ownership of equity securities of the Company of such individuals, see the “Security Ownership of Certain Beneficial Owners” and “Executive Compensation” sections.

In connection with the above, the following remediation activities were performed:

          •          The Audit Committee reviewed the Company’s policies and procedures regarding payments to or for senior management.

          •          The Audit Committee reviewed the Company’s overall internal control procedures.

          •          The Company adopted changes to existing policies and procedures which require that the Audit Committee’s prior approval be obtained before any extraordinary payments are made to or at the request of management.

          •          The Audit Committee also directed that management undergo governance training pursuant to a program approved by the Audit Committee.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Other Matters

The Board is not aware of any business to be presented at the Meeting, other than the matters set forth in the notice of Meeting and described in this Proxy Statement. If any other business does lawfully come before the Meeting, it is the intention of the persons named as proxies or agents in the enclosed proxy card to vote on such other business in accordance with their judgment.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended October 3, 2009; however, it is not intended that the annual report for fiscal year 2009 be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Michael P. Buck
Secretary and General Counsel

New York, New York
February 17, 2010

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼

ARK RESTAURANTS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

March 22, 2010

THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 22, 2010 at 10:00 A.M. local time at Bryant Park Grill, located at 25 West 40th Street, New York, New York, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

1. ELECTION OF A BOARD OF NINE DIRECTORS	FOR	WITHHOLD AUTHORITY
	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)

01 - Michael Weinstein	06 - Bruce R. Lewin
02 - Steven Shulman	07 - Vincent Pascal
03 - Robert Towers	08 - Arthur Stainman
04 - Marcia Allen	09 - Stephen Novick
05 - Paul Gordon

		Please mark your vote like this		☒

		FOR	AGAINST	ABSTAIN
2.	Approval of the Ark Restaurants Corp. 2010 Stock Option Plan	☐ ☐ ☐	☐ ☐ ☐	☐ ☐ ☐
3.	Ratification of the appointment of J.H. Cohn LLP as independent auditors for the 2010 fiscal year.
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (I) election of all of the nominees for directors designated by the board of directors; (II) approval of the Ark Restaurants Corp. 2010 Stock Option Plan; (III) ratification of the appointment of J.H. Cohen LLP as independent auditors for the 2010 fiscal year; and (IV) such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. No postage is required for mailing in the United States.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Dated: ______________________________, 2010          Signature __________________________________ Signature ____________________________________
Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign in full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.